                      NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Peter M. Carlson
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Chairman of the Board, President and Chief Executive Officer and a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  New England Variable Life Separate Account
       File No. 002-82838 Zenith Life,
       File No. 033-10954 Zenith Life One,
       File No. 033-19540 Zenith Life Plus,
       File No. 033-52050 Zenith Life Plus II,
       File No. 033-64170 Zenith Life Executive 65,
       File No. 033-65263 American Gateway Series,
       File No. 033-66864 Zenith Survivorship Life,
       File No. 033-88082 Zenith Flexible Life,
       File No. 333-21767 Zenith Variable Whole Life,
       File No. 333-46401 Enterprise Executive Advantage,
       File No. 333-73676 Zenith Flexible Life 2002,
       File No. 333-89409 Zenith Survivorship Life 2002,
       File No. 333-103193 Zenith Flexible Life 2001,

    .  New England Variable Annuity Separate Account
       File No. 033-85442 American Growth Series,
       File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2018.

/s/ Peter M. Carlson
--------------------------
Peter M. Carlson

                      NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                             Kimberly A. Berwanger
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director and Vice President of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  New England Variable Life Separate Account
       File No. 002-82838 Zenith Life,
       File No. 033-10954 Zenith Life One,
       File No. 033-19540 Zenith Life Plus,
       File No. 033-52050 Zenith Life Plus II,
       File No. 033-64170 Zenith Life Executive 65,
       File No. 033-65263 American Gateway Series,
       File No. 033-66864 Zenith Survivorship Life,
       File No. 033-88082 Zenith Flexible Life,
       File No. 333-21767 Zenith Variable Whole Life,
       File No. 333-46401 Enterprise Executive Advantage,
       File No. 333-73676 Zenith Flexible Life 2002,
       File No. 333-89409 Zenith Survivorship Life 2002,
       File No. 333-103193 Zenith Flexible Life 2001,

    .  New England Variable Annuity Separate Account
       File No. 033-85442 American Growth Series,
       File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2017.

/s/ Kimberly A. Berwanger
--------------------------
Kimberly A. Berwanger

                      NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Kumar Das Gupta
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  New England Variable Life Separate Account
       File No. 002-82838 Zenith Life,
       File No. 033-10954 Zenith Life One,
       File No. 033-19540 Zenith Life Plus,
       File No. 033-52050 Zenith Life Plus II,
       File No. 033-64170 Zenith Life Executive 65,
       File No. 033-65263 American Gateway Series,
       File No. 033-66864 Zenith Survivorship Life,
       File No. 033-88082 Zenith Flexible Life,
       File No. 333-21767 Zenith Variable Whole Life,
       File No. 333-46401 Enterprise Executive Advantage,
       File No. 333-73676 Zenith Flexible Life 2002,
       File No. 333-89409 Zenith Survivorship Life 2002,
       File No. 333-103193 Zenith Flexible Life 2001,

    .  New England Variable Annuity Separate Account
       File No. 033-85442 American Growth Series,
       File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2017.

/s/ Kumar Das Gupta
--------------------------
Kumar Das Gupta

                      NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Meghan S. Doscher
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Meghan S. Doscher, a Director and Vice President of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  New England Variable Life Separate Account
       File No. 002-82838 Zenith Life,
       File No. 033-10954 Zenith Life One,
       File No. 033-19540 Zenith Life Plus,
       File No. 033-52050 Zenith Life Plus II,
       File No. 033-64170 Zenith Life Executive 65,
       File No. 033-65263 American Gateway Series,
       File No. 033-66864 Zenith Survivorship Life,
       File No. 033-88082 Zenith Flexible Life,
       File No. 333-21767 Zenith Variable Whole Life,
       File No. 333-46401 Enterprise Executive Advantage,
       File No. 333-73676 Zenith Flexible Life 2002,
       File No. 333-89409 Zenith Survivorship Life 2002,
       File No. 333-103193 Zenith Flexible Life 2001,

    .  New England Variable Annuity Separate Account
       File No. 033-85442 American Growth Series,
       File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of April, 2017.

/s/ Meghan S. Doscher
--------------------------
Meghan S. Doscher

                      NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Lynn A. Dumais
             Director, Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Lynn A. Dumais, a Director, Vice President and Chief Financial Officer of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  New England Variable Life Separate Account
       File No. 002-82838 Zenith Life,
       File No. 033-10954 Zenith Life One,
       File No. 033-19540 Zenith Life Plus,
       File No. 033-52050 Zenith Life Plus II,
       File No. 033-64170 Zenith Life Executive 65,
       File No. 033-65263 American Gateway Series,
       File No. 033-66864 Zenith Survivorship Life,
       File No. 033-88082 Zenith Flexible Life,
       File No. 333-21767 Zenith Variable Whole Life,
       File No. 333-46401 Enterprise Executive Advantage,
       File No. 333-73676 Zenith Flexible Life 2002,
       File No. 333-89409 Zenith Survivorship Life 2002,
       File No. 333-103193 Zenith Flexible Life 2001,

    .  New England Variable Annuity Separate Account
       File No. 033-85442 American Growth Series,
       File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2017.

/s/ Lynn A. Dumais
--------------------------
Lynn A. Dumais

                      NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  Tara Figard
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Tara Figard, a Director and Vice President of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  New England Variable Life Separate Account
       File No. 002-82838 Zenith Life,
       File No. 033-10954 Zenith Life One,
       File No. 033-19540 Zenith Life Plus,
       File No. 033-52050 Zenith Life Plus II,
       File No. 033-64170 Zenith Life Executive 65,
       File No. 033-65263 American Gateway Series,
       File No. 033-66864 Zenith Survivorship Life,
       File No. 033-88082 Zenith Flexible Life,
       File No. 333-21767 Zenith Variable Whole Life,
       File No. 333-46401 Enterprise Executive Advantage,
       File No. 333-73676 Zenith Flexible Life 2002,
       File No. 333-89409 Zenith Survivorship Life 2002,
       File No. 333-103193 Zenith Flexible Life 2001,

    .  New England Variable Annuity Separate Account
       File No. 033-85442 American Growth Series,
       File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2017.

/s/ Tara Figard
--------------------------
Tara Figard

                      NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Jeffrey Halperin
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey Halperin, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  New England Variable Life Separate Account
       File No. 002-82838 Zenith Life,
       File No. 033-10954 Zenith Life One,
       File No. 033-19540 Zenith Life Plus,
       File No. 033-52050 Zenith Life Plus II,
       File No. 033-64170 Zenith Life Executive 65,
       File No. 033-65263 American Gateway Series,
       File No. 033-66864 Zenith Survivorship Life,
       File No. 033-88082 Zenith Flexible Life,
       File No. 333-21767 Zenith Variable Whole Life,
       File No. 333-46401 Enterprise Executive Advantage,
       File No. 333-73676 Zenith Flexible Life 2002,
       File No. 333-89409 Zenith Survivorship Life 2002,
       File No. 333-103193 Zenith Flexible Life 2001,

    .  New England Variable Annuity Separate Account
       File No. 033-85442 American Growth Series,
       File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2017.

/s/ Jeffrey Halperin
--------------------------
Jeffrey Halperin

                      NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Donald Leintz
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Donald Leintz, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  New England Variable Life Separate Account
       File No. 002-82838 Zenith Life,
       File No. 033-10954 Zenith Life One,
       File No. 033-19540 Zenith Life Plus,
       File No. 033-52050 Zenith Life Plus II,
       File No. 033-64170 Zenith Life Executive 65,
       File No. 033-65263 American Gateway Series,
       File No. 033-66864 Zenith Survivorship Life,
       File No. 033-88082 Zenith Flexible Life,
       File No. 333-21767 Zenith Variable Whole Life,
       File No. 333-46401 Enterprise Executive Advantage,
       File No. 333-73676 Zenith Flexible Life 2002,
       File No. 333-89409 Zenith Survivorship Life 2002,
       File No. 333-103193 Zenith Flexible Life 2001,

    .  New England Variable Annuity Separate Account
       File No. 033-85442 American Growth Series,
       File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2017.

/s/ Donald Leintz
--------------------------
Donald Leintz

                      NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               David Chamberlin
                         Vice President and Controller

KNOW ALL MEN BY THESE PRESENTS, that I, David Chamberlin, Vice President and Controller of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  New England Variable Life Separate Account
       File No. 002-82838 Zenith Life,
       File No. 033-10954 Zenith Life One,
       File No. 033-19540 Zenith Life Plus,
       File No. 033-52050 Zenith Life Plus II,
       File No. 033-64170 Zenith Life Executive 65,
       File No. 033-65263 American Gateway Series,
       File No. 033-66864 Zenith Survivorship Life,
       File No. 033-88082 Zenith Flexible Life,
       File No. 333-21767 Zenith Variable Whole Life,
       File No. 333-46401 Enterprise Executive Advantage,
       File No. 333-73676 Zenith Flexible Life 2002,
       File No. 333-89409 Zenith Survivorship Life 2002,
       File No. 333-103193 Zenith Flexible Life 2001,

    .  New England Variable Annuity Separate Account
       File No. 033-85442 American Growth Series,
       File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2017.

/s/ David Chamberlin
--------------------------
David Chamberlin